Exhibit 10.80

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $3,388,914.00 from $3,707,837.00 to $7,096,751.00.

The effective date has changed from 25-Sep-2009 to 19-Sep-2011.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The estimated/max cost has increased by $3,165,814.00 from $3,408,767.00 to $6,574,581.00.

The fixed fee has increased by $223,100.00 from $299,070.00 to $522,170.00.

The total cost of this line item has increased by $3,388,914.00 from $3,707,837.00 to $7,096,751.00.

CLIN 0003

The CLIN type priced has been deleted.

The CLIN description has changed from Option Year One to Deleted.

The CLIN extended description Option Year Deleted based on Modification P0001 has been added.

The estimated/max cost has decreased by $6,705,742,00 from $6,705,742.00 to $0.00.

The fixed fee has decreased by $186,042.00 from $186,042.00 to $0.00.

The option status has changed from Option to No Status.

The total cost of this line item has decreased by $6,891,784.00 from $6,891,784.00 to $0.00.

SUBCLIN 000103 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000103					$0.00
	Base Period Funding
	CPFF
	FOB: Destination

			ESTIMATED COST		$0.00
			FIXED FEE		$0.00
			TOTAL EST COST + FEE		$0.00

	ACRN AC				$3,388,914.00
	CBM119922294000104

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000103:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 25-SEP-2009 TO 24-SEP-2011	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 25-SEP-2009 TO 24-SEP-2013	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

The following Delivery Schedule item for CLIN 0002 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 25-SEP-2009 TO 24-SEP-2012	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 25-SEP-2009 TO 24-SEP-2013	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

The following Delivery Schedule Item has been deleted from CLIN 0003:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 25-SEP-2011 TO 24-SEP-2012	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $3,388,914.00 from $3,707,837.00 to $7,096,751.00.

SUBCLIN 000103:

Funding on SUBCLIN 000103 is initiated as follows:

ACRN: AC

CIN: CBM119922294000104

Acctng Data: 9700400.2620 1000 B62D 255999 BD36082000 549012 DODAAC: 1-01115

Increase: $3,388,914.00

Total: $3,388,914.00

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The Table of Contents has changed from:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	CLIN 0002 Exhibit(s)	1
Attachment 1	Statement of Work	11	15-MAR-2009
Attachment 2	CDRLS	5	15-SEP-2009

to:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	CLIN 0002 Exhibit(s)	1
Attachment 1	Statement of Work	18	15-Aug-2011
Attachment 2	CDRLS	5	15-SEP-2009

(End of Summary of Changes)